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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 10, 1998

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 ----------------------------------------------
               (Exact Name of registrant specified in its charter)

United States                    333-36939                   22-2382028
-------------                    ---------                   ----------
(State or other Jurisdiction of  (Commission File Number)    (I.R.S. employer
Incorporation)                                               Identification No.)

                               802 Delaware Avenue
                           Wilmington, Delaware 19801
                    (Address of principal executive offices)
                    ----------------------------------------
                  Registrant's telephone number: (302) 575-5033


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                                                                               2

Item 5.  Other Events
         ------------

         On February 10, 1998, the Note Underwriting Agreement, between Chase Manhattan Bank USA, National Association, as Seller and Servicer, and Chase Securities Inc., as Representative of the several Underwriters parties thereto, was executed and entered into by the parties thereto.

         On February 10, 1998, the Certificate Underwriting Agreement, between Chase Manhattan Bank USA, National Association, as Seller and Servicer, and Chase Securities Inc., as Underwriter, was executed and entered into by the parties thereto.

         On February 18, 1998, the Sale and Servicing Agreement, dated as of February 1, 1998, between Chase Manhattan Auto Owner Trust 1998-A, as Issuer and Chase Manhattan Bank USA, National Association, as Seller and Servicer, was executed and entered into by the parties thereto.

         On February 18, 1998, the Indenture, dated as of February 1, 1998, between Chase Manhattan Auto Owner Trust 1998-A, as Issuer, and Norwest Bank Minnesota, National Association, as Indenture Trustee, was executed and entered into by the parties thereto.

         On February 18, 1998, the amended and restated Trust Agreement, dated as of February 1, 1998, between Chase Manhattan Bank USA, National Association, as Depositor, and Wilmington Trust Company, as Owner Trustee, was executed and entered into by the parties thereto.

         On February 18, 1998, the Administration Agreement, dated as of February 1, 1998, between Chase Manhattan Auto Owner Trust 1998-A, as Issuer, Norwest Bank Minnesota, National Association, as Indenture Trustee, and The Chase Manhattan Bank, as Administrator, was executed and entered into by the parties thereto.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
         -----------------------------------------------------------------

Exhibits

1.1(B)(1)  Note Underwriting Agreement, dated February 10, 1998.

1.1(C)(1)  Certificate Underwriting Agreement, dated February 10, 1998.

4.1(B)(1)  Sale and Servicing Agreement, dated February 1, 1998.

4.2(1)     Indenture, dated February 1, 1998.

4.3(C)(1)  Amended and Restated Trust Agreement, dated February 1, 1998.

4.4(1)     Administrator Agreement, dated February 1, 1998.

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                                                                             3


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CHASE MANHATTAN BANK USA,
                                           -------------------------
                                           NATIONAL ASSOCIATION     (Registrant)
                                           --------------------

                                           By: /s/ Keith Schuck
                                              ----------------------------------
                                           Name:  Keith Schuck
                                           Title: Controller

Date:  February 10, 1998


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                                                                               4

                                INDEX TO EXHIBITS
                                -----------------

Exhibit Number             Exhibit                                              Sequentially
--------------             -------                                              Numbered Pages
                                                                                --------------

1.1(B)(1)       Note Underwriting Agreement, dated February 10, 1998.

1.1(C)(1)       Certificate Underwriting Agreement, dated February 10, 1998.

4.1(B)(1)       Sale and Servicing Agreement, dated February 1, 1998.

4.2(1)          Indenture, dated February 1, 1998.

4.3(C)(1)       Amended and Restated Trust Agreement, dated February 1, 1998.

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